UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2020

Pure Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38454	82-3424680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACQ	NASDAQ
Warrants, each Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PACQW	NASDAQ
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	PACQU	NASDAQ

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

HighPeak Energy, Inc. (“HighPeak Energy”) has applied to list its contingent value rights (the “Contingent Value Rights”) on the Nasdaq Global Market, however there is no certainty that the necessary approvals to list the Contingent Value Rights will be obtained by the closing of the business combination (as defined below). On August 11, 2020, Pure Acquisition Corp. (the “Company”) announced that, in the event that HighPeak Energy’s Contingent Value Rights are not approved for listing on an exchange by the closing of the business combination, the parties to the Business Combination Agreement (as defined below) intend to waive the condition that the Contingent Value Rights be approved for listing in connection with the closing of the business combination.

Under the Business Combination Agreement, dated May 4, 2020 (as amended, the “Business Combination Agreement” and the transactions contemplated thereby, the “business combination”), by and among the Company, HighPeak Energy, Pure Acquisition Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of HighPeak Energy (“MergerSub”), HighPeak Energy, LP, a Delaware limited partnership (“HighPeak I”), HighPeak Energy II, LP, a Delaware limited partnership (“HighPeak II”), HighPeak Energy III, LP, a Delaware limited partnership (“HighPeak III”), HPK Energy, LLC, a Delaware limited liability company (together with HighPeak I, HighPeak II and HighPeak III, the “HPK Contributors”), and solely for the limited purposes specified therein, HighPeak Energy Management, LLC, a Delaware limited liability company (“HPK Representative”), it is a condition to closing that the shares of HighPeak Energy common stock, warrants to purchase HighPeak Energy common stock, and Contingent Value Rights (as each such security is defined in the Business Combination Agreement) issuable as merger consideration in the business combination be approved for listing on either of the New York Stock Exchange or the Nasdaq Capital Market at the closing of the business combination. HighPeak Energy is endeavoring to have the Contingent Value Rights approved for listing (along with its other securities) on the Nasdaq Global Market, but in the event that it is unable to do so at the time of the closing of the business combination, the Company, HighPeak Energy and the HPK Contributors have agreed to waive the condition requiring the Contingent Value Rights to be approved for listing by such time.

In the event that the Contingent Value Rights are not approved for listing at the time of the closing of the business combination, HighPeak Energy intends to have the Contingent Value Rights quoted Over-The-Counter (OTC), while it works as expeditiously as possible to have them approved for listing on the national securities exchange in which HighPeak Energy’s common stock and warrants are listed.

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Legend Information

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included in this Current Report, regarding the proposed merger of MergerSub into the Company and the proposed contribution of the partnership interests in HPK LP to HighPeak Energy, HighPeak Energy’s and the Company’s ability to consummate the business combination, including raising an adequate amount of equity financing, the benefits of the transaction and HighPeak Energy’s future financial performance following the transaction, as well as the Company’s and HighPeak Energy’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this Current Report herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company and HighPeak Energy disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report. The Company and HighPeak Energy caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company and HighPeak Energy, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial and commodity markets, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, HighPeak Energy’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, title defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this Current Report and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s and HighPeak Energy’s expectations and projections can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as HighPeak Energy’s amended Registration Statement on Form S-4, declared effective by the SEC on August 7, 2020. The Company’s SEC Filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Important Information For Investors and Stockholders

In connection with the proposed business combination, HighPeak Energy has filed with the SEC a registration statement on Form S-4, which includes a prospectus of HighPeak Energy and a definitive proxy statement of the Company. The definitive proxy statement and other relevant documents have been sent or given to the stockholders of the Company who held shares of the Company’s common stock as of August 4, 2020, and contain important information about the proposed business combination and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT RELATING TO THE PROPOSED BUSINESS COMBINATION BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. The definitive proxy statement has been mailed to the Company’s stockholders of record at the close of business on August 4, 2020. Stockholders may also be able to obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement/prospectus by directing a request to: Pure Acquisition Corp., 421 W. 3rd St., Suite 1000, Fort Worth, Texas 76102, email: IR@highpeakenergy.com, Attn: Investor Relations.

Participants in the Solicitation

The Company and HighPeak Energy and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transactions. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K which was filed with the SEC on March 13, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus relating to the business combination.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pure Acquisition Corp.

Date: August 12, 2020	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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